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                                                                      Exhibit 25

                                    FORM T-1

                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                            STATEMENT OF ELIGIBILITY
                   UNDER THE TRUST INDENTURE ACT OF 1939 OF A
                    CORPORATION DESIGNATED TO ACT AS TRUSTEE

                      CHECK IF AN APPLICATION TO DETERMINE
                      ELIGIBILITY OF A TRUSTEE PURSUANT TO
                        SECTION 305(b)(2)           |__|

                             ----------------------

                              THE BANK OF NEW YORK
              (Exact name of trustee as specified in its charter)

New York                                       13-5160382
(State of incorporation                        (I.R.S. employer
if not a U.S. national bank)                   identification no.)

One Wall Street, New York, N.Y.                10286
(Address of principal executive offices)       (Zip code)

                             ----------------------

                           APOGENT TECHNOLOGIES INC.
              (Exact name of obligor as specified in its charter)

Wisconsin                                      22-2849508
(State or other jurisdiction of                (I.R.S. employer
incorporation or organization)                 identification no.)

                            APOGENT FINANCE COMPANY
              (Exact name of obligor as specified in its charter)

Delaware                                       02-0522134
(State or other jurisdiction of                (I.R.S. employer
incorporation or organization)                 identification no.)

                             APPLIED BIOTECH, INC.
              (Exact name of obligor as specified in its charter)

California                                     33-0447325
(State or other jurisdiction of                (I.R.S. employer
incorporation or organization)                 identification no.)

                        BARNSTEAD THERMOLYNE CORPORATION
              (Exact name of obligor as specified in its charter)

Delaware                                       13-3326802
(State or other jurisdiction of                (I.R.S. employer
incorporation or organization)                 identification no.)

                                BIOROBOTICS INC.
              (Exact name of obligor as specified in its charter)

Massachusetts                                  04-3394825
(State or other jurisdiction of                (I.R.S. employer
incorporation or organization)                 identification no.)

                          CHASE SCIENTIFIC GLASS, INC.
              (Exact name of obligor as specified in its charter)

Wisconsin                                      621711339
(State or other jurisdiction of                (I.R.S. employer
incorporation or organization)                 identification no.)

                        CONSOLIDATED TECHNOLOGIES, INC.
              (Exact name of obligor as specified in its charter)

Wisconsin                                      74-2951231
(State or other jurisdiction of                (I.R.S. employer
incorporation or organization)                 identification no.)

                            ERIE SCIENTIFIC COMPANY
              (Exact name of obligor as specified in its charter)

Delaware                                       13-3326819
(State or other jurisdiction of                (I.R.S. employer
incorporation or organization)                 identification no.)

                     ERIE SCIENTIFIC COMPANY OF PUERTO RICO
              (Exact name of obligor as specified in its charter)

Delaware                                       22-2855227
(State or other jurisdiction of                (I.R.S. employer
incorporation or organization)                 identification no.)



                            ERIE UK HOLDING COMPANY
              (Exact name of obligor as specified in its charter)

Delaware                                       02-0523659
(State or other jurisdiction of                (I.R.S. employer
incorporation or organization)                 identification no.)

                        EVER READY THERMOMETER CO., INC.
              (Exact name of obligor as specified in its charter)

Wisconsin                                      22-3329530
(State or other jurisdiction of                (I.R.S. employer
incorporation or organization)                 identification no.)

                          FOREFRONT DIAGNOSTICS, INC.
              (Exact name of obligor as specified in its charter)

California                                     33-0733551
(State or other jurisdiction of                (I.R.S. employer
incorporation or organization)                 identification no.)


                                  GENEVAC INC.
              (Exact name of obligor as specified in its charter)

New York                                       13-3614495
(State or other jurisdiction of                (I.R.S. employer
incorporation or organization)                 identification no.)

                           G&P LABWARE HOLDINGS INC.
              (Exact name of obligor as specified in its charter)

Delaware                                       02-0528748
(State or other jurisdiction of                (I.R.S. employer
incorporation or organization)                 identification no.)

                           LAB-LINE INSTRUMENTS, INC.
              (Exact name of obligor as specified in its charter)

Delaware                                       36-2160341
(State or other jurisdiction of                (I.R.S. employer
incorporation or organization)                 identification no.)

                             LAB VISION CORPORATION
              (Exact name of obligor as specified in its charter)

California                                     94-3204455
(State or other jurisdiction of                (I.R.S. employer
incorporation or organization)                 identification no.)

                        MATRIX TECHNOLOGIES CORPORATION
              (Exact name of obligor as specified in its charter)

Delaware                                       04-2876817
(State or other jurisdiction of                (I.R.S. employer
incorporation or organization)                 identification no.)

                            MICROGENICS CORPORATION
              (Exact name of obligor as specified in its charter)

Delaware                                       68-0148167
(State or other jurisdiction of                (I.R.S. employer
incorporation or organization)                 identification no.)



                          MOLECULAR BIOPRODUCTS, INC.
              (Exact name of obligor as specified in its charter)

California                                     95-3244122
(State or other jurisdiction of                (I.R.S. employer
incorporation or organization)                 identification no.)


                      NALGE NUNC INTERNATIONAL CORPORATION
              (Exact name of obligor as specified in its charter)

Delaware                                       13-3326816
(State or other jurisdiction of                (I.R.S. employer
incorporation or organization)                 identification no.)

                          NATIONAL SCIENTIFIC COMPANY
              (Exact name of obligor as specified in its charter)

Wisconsin                                      58-2315507
(State or other jurisdiction of                (I.R.S. employer
incorporation or organization)                 identification no.)

                          THE NAUGATUCK GLASS COMPANY
              (Exact name of obligor as specified in its charter)

Connecticut                                    06-0465440
(State or other jurisdiction of                (I.R.S. employer
incorporation or organization)                 identification no.)

                          NERL DIAGNOSTICS CORPORATION
              (Exact name of obligor as specified in its charter)

Wisconsin                                      05-0486109
(State or other jurisdiction of                (I.R.S. employer
incorporation or organization)                 identification no.)

                          OWL SEPARATION SYSTEMS, INC.
              (Exact name of obligor as specified in its charter)

Wisconsin                                      39-1915146
(State or other jurisdiction of                (I.R.S. employer
incorporation or organization)                 identification no.)

                                   REMEL INC.
              (Exact name of obligor as specified in its charter)

Wisconsin                                      74-2826694
(State or other jurisdiction of                (I.R.S. employer
incorporation or organization)                 identification no.)


                        RICHARD-ALLAN SCIENTIFIC COMPANY
              (Exact name of obligor as specified in its charter)

Wisconsin                                      38-3235594
(State or other jurisdiction of                (I.R.S. employer
incorporation or organization)                 identification no.)

                         ROBBINS SCIENTIFIC CORPORATION
              (Exact name of obligor as specified in its charter)

California                                     94-2456711
(State or other jurisdiction of                (I.R.S. employer
incorporation or organization)                 identification no.)

                          SAMCO SCIENTIFIC CORPORATION
              (Exact name of obligor as specified in its charter)

Delaware                                       95-3145731
(State or other jurisdiction of                (I.R.S. employer
incorporation or organization)                 identification no.)

                             SYBRON TRASITION CORP.
              (Exact name of obligor as specified in its charter)

Delaware                                       13-3326805
(State or other jurisdiction of                (I.R.S. employer
incorporation or organization)                 identification no.)

                        VACUUM PROCESS TECHNOLOGY, INC.
              (Exact name of obligor as specified in its charter)

Delaware                                       04-3538751
(State or other jurisdiction of                (I.R.S. employer
incorporation or organization)                 identification no.)


48 Congress Street
Portsmouth, New Hampshire                      03801
(Address of principal executive offices)       (Zip code)
                                 _____________

          2.25% Senior Convertible Contingent Debt Securities due 2021
                      (Title of the indenture securities)

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                                       6

1.  General information.  Furnish the following information as to the Trustee:

    (a) Name and address of each examining or supervising authority to which it is subject.


--------------------------------------------------------------------------------
              Name                                    Address
--------------------------------------------------------------------------------


  Superintendent of Banks of the State of    2 Rector Street, New York,
  New York                                   N.Y. 10006, and Albany, N.Y. 12203

  Federal Reserve Bank of New York           33 Liberty Plaza, New York,
                                             N.Y. 10045

  Federal Deposit Insurance Corporation      Washington, D.C.  20429

  New York Clearing House Association        New York, New York 10005

    (b) Whether it is authorized to exercise corporate trust powers.

    Yes.

2.  Affiliations with Obligor.

    If the obligor is an affiliate of the trustee, describe each such affiliation.

    None.

16. List of Exhibits.

    Exhibits identified in parentheses below, on file with the Commission, are incorporated herein by reference as an exhibit hereto, pursuant to Rule 7a-29 under the Trust Indenture Act of 1939 (the "Act") and 17 C.F.R. 229.10(d).

    1. A copy of the Organization Certificate of The Bank of New York (formerly Irving Trust Company) as now in effect, which contains the authority to commence business and a grant of powers to exercise corporate trust powers. (Exhibit 1 to Amendment No. 1 to Form T-1 filed with Registration Statement No. 33-6215, Exhibits 1a and 1b to Form T-1 filed with Registration Statement No. 33-21672 and Exhibit 1 to Form T-1 filed with Registration Statement No. 33-29637.)

    4. A copy of the existing By-laws of the Trustee. (Exhibit 4 to Form T-1 filed with Registration Statement No. 33-31019.)

    6. The consent of the Trustee required by Section 321(b) of the Act. (Exhibit 6 to Form T-1 filed with Registration Statement No. 33-44051.)

    7. A copy of the latest report of condition of the Trustee published pursuant to law or to the requirements of its supervising or examining authority.

                                   SIGNATURE

     Pursuant to the requirements of the Act, the Trustee, The Bank of New York, a corporation organized and existing under the laws of the State of New York, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in The City of New York, and State of New York, on the 17th day of January, 2002.


                                  THE BANK OF NEW YORK



                                  By: /s/  STACEY POINDEXTER
                                      ----------------------------
                                      Name:  STACEY POINDEXTER
                                      Title: ASSISTANT TREASURER

                                                                       Exhibit 7

                      Consolidated Report of Condition of
                              THE BANK OF NEW YORK
                    of One Wall Street, New York, N.Y. 10286
                     And Foreign and Domestic Subsidiaries,

a member of the Federal Reserve System, at the close of business September 30, 2001, published in accordance with a call made by the Federal Reserve Bank of this District pursuant to the provisions of the Federal Reserve Act.

                                                                                           Dollar Amounts
ASSETS                                                                                      In Thousands
Cash and balances due from depository institutions:
 Noninterest-bearing balances and currency and coin.......                                    $ 3,238,092
 Interest-bearing balances................................                                      5,255,952
Securities:
 Held-to-maturity securities..............................                                        127,193
 Available-for-sale securities............................                                     12,143,488
Federal funds sold and Securities purchased under
 agreements to resell.....................................                                        281,677
Loans and lease financing receivables:
 Loans and leases held for sale...........................                                            786
 Loans and leases, net of unearned
 income...............46,206,726
 LESS: Allowance for loan and
 lease losses............607,115
 Loans and leases, net of unearned
 income and allowance.....................................                                     45,599,611
Trading Assets............................................                                      9,074,924
Premises and fixed assets (including capitalized leases)..                                        783,165
Other real estate owned...................................                                            935
Investments in unconsolidated subsidiaries and associated
 companies................................................                                        200,944
Customers' liability to this bank on acceptances
 outstanding..............................................                                        311,521
Intangible assets:
   Goodwill...............................................                                      1,546,125
   Other intangible assets................................                                          8,497
Other assets..............................................                                      8,761,129
                                                                                              -----------
Total assets..............................................                                    $87,334,039
                                                                                              ===========
LIABILITIES
Deposits:
 In domestic offices......................................                                    $28,254,986
 Noninterest-bearing............................10,843,829
 Interest-bearing...............................17,411,157
 In foreign offices, Edge and Agreement subsidiaries, and
  IBFs....................................................                                     31,999,406
 Noninterest-bearing.............................1,006,193
 Interest-bearing...............................30,993,213
Federal funds purchased and securities sold under
 agreements to repurchase.................................                                      6,004,678
Trading liabilities.......................................                                      2,286,940
Other borrowed money:
(includes mortgage indebtedness and obligations under
 capitalized leases)......................................                                      1,845,865
Bank's liability on acceptances executed and outstanding..                                        440,362
Subordinated notes and debentures.........................                                      2,196,000
Other liabilities.........................................                                      7,606,565
                                                                                              -----------
Total liabilities.........................................                                    $80,634,802
                                                                                              ===========
EQUITY CAPITAL
Common stock..............................................                                      1,135,284
Surplus...................................................                                      1,050,729
Retained earnings.........................................                                      4,436,230
Accumulated other comprehensive income....................                                         76,292
Other equity capital components...........................                                              0
Total equity capital......................................                                      6,698,535
                                                                                              -----------
Total liabilities and equity capital......................                                    $87,334,039
                                                                                              ===========

I, Thomas J. Mastro, Senior Vice President and Comptroller of the above-named bank do hereby declare that this Report of Condition has been prepared in conformance with the instructions issued by the Board of Governors of the Federal Reserve System and is true to the best of my knowledge and belief.

                                                               Thomas J. Mastro,
                                           Senior Vice President and Comptroller

We, the undersigned directors, attest to the correctness of this Report of Condition and declare that it has been examined by us and to the best of our knowledge and belief has been prepared in conformance with the instructions issued by the Board of Governors of the Federal Reserve System and is true and correct.

Thomas A. Renyi
Gerald L. Hassell                              Directors
Alan R. Griffith